UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIE EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2013

DETHRONE ROYALTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-170393	27-3566307
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

5137 E. Armor St., Cave Creek, AZ 85331

(Address of principal executive offices)

602.326.8290

Registrant's telephone number, including area code

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240,l4a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240,14d-2(b))

      .

Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I 7 CFR 240, 13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the "Current Report") contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document include, among others, statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve assumptions, risks and uncertainties regarding, among others, the success of our business plan, availability of funds, government regulations both in the United States and internationally, if applicable, operating costs, our ability to achieve revenues, our business model and products and other factors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential" or "continue", the negative of such terms or other comparable terminology. In evaluating these statements, you should consider various factors, including the assumptions, risks and uncertainties set forth in reports and other documents we have filed with or furnished to the Securities and Exchange Commission (the "SEC"). These factors or any of them may cause our actual results to differ materially from any forward-looking statement made in this document. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding future events, our actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. The forward-looking statements in this document are made as of the date of this document and we do not intend or undertake to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "Dethrone" or the "Registrant" refer to Dethrone Royalty Holdings, Inc.

Item 8.01 Other Events

On January 4, 2013 the Company entered into an agreement to be the 2013 Title Sponsor of Texas vs. The Nation to be held on February 2, 2013 at Eagle Stadium in Allen, Texas. Texas vs. The Nation pits top collegiate football players originally from Texas or who played college football in Texas against top players from around the nation.

Sponsorship includes commercials for Company products on TV coverage of the game, mention of the Company name before and after commercial breaks, and the Company logo being placed on game ads and promotional material and billboards. The Company will also participate in various promotional activities organized by the sponsored event.

In consideration for its sponsorship, the Company has given Overtime Marketing SE, LLC the right to purchase 5,000,000 restricted shares of its common stock at a price per share equal to 125% of par value ($.001) to be paid in US currency at time of acquisition. The shares will be made available for sale upon the following schedule:

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1,250,000 shares at the time of execution of the formal Sponsorship Contract;

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1,250,000 shares 180 days after execution of Sponsorship Contract;’

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1,250,000 shares 360 days after execution of Sponsorship Contract; and

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1,250,000 shares 540 days after execution of Sponsorship Contract.

The Company will record an expense equal to all the shares covered by the Sponsorship Contract based on the price of Company shares on the date of the Game.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2013

Dethrone Royalty Holdings, Inc.

(Registrant)

/s/ Toby McBride

Toby McBride

Chief Executive Officer

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